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                                                                    Exhibit 23.3

                               ENGINEER'S CONSENT

     We hereby consent to the reference to our firm and to our reports dated December 31, 1999 and April 1, 2000, both of which are referred to in this Registration Statement on Form F-1 of Westlinks Resources Ltd. dated June 21, 2000.

                                            GRANT TRIMBLE ENGINEERING LTD.

                                       Per: (Signed) "Stephen C. Trimble"
                                            ----------------------------------
                                            Stephen C. Trimble, Vice-President
                                            Vice-President

Calgary, Alberta
June 21, 2000